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     2002 Semiannual Report
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     JANUS SPECIAL SITUATIONS FUND
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                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary
       and Schedule of Investments ...................................    1

     Statement of Assets and Liabilities .............................    5

     Statement of Operations .........................................    6

     Statement of Changes in Net Assets ..............................    7

     Financial Highlights ............................................    8

     Notes to Schedule of Investments ................................    9

     Notes to Financial Statements ...................................   10

     Explanation of Charts and Tables ................................   14

     Shareholder Meeting .............................................   16

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS SPECIAL SITUATIONS FUND                    David Decker, portfolio manager

For the six-month period ended April 30, 2002, Janus Special Situations Fund returned 10.78%, compared to the 2.31% return of its benchmark, the S&P 500 Index.(1)

Following the events of September 11, the market has been extremely volatile, marked by fears of accounting ethics and continued uncertainty about the pace of an economic recovery. As I discussed in October 2001, the damage to valuations in the aftermath of the September 11 tragedy resulted in valuation discrepancies that are perfect for special situation investing. The Fund is designed to invest in high-quality companies when we believe the market value of the company has fallen substantially below the intrinsic value, often as a result of short-term thinking.

[PHOTO]

A significant move we made in the period was the purchase of Tyco International. We sold the position last year when the valuation no longer looked attractive to us. While the initial sale was the right move, our repurchase proved premature. After purchasing Tyco at an average price of $26 per share, the stock traded lower to its current level of nearly $20. I believe, however, Tyco is dramatically undervalued. In my view, it may remain so until the firm successfully disposes of its finance company, CIT. Despite the controversy, I have chosen to stick with the position, believing that the company and its businesses are sound, and its valuation relative to the free cash flow it can generate is too low.

As I have said in the past, our approach is to look for opportunities where others have abandoned them. We chose to purchase Blockbuster, Inc. after the market value of the company came under pressure early this calendar year. Concerns about DVD revenue sharing and expected rental weakness as a result of the Olympics pressured the stock to under $20 per share. Considering its free cash flow and other factors, we felt that this was far too cheap for this solid business and chose to aggressively purchase the stock. Blockbuster has since rebounded significantly to nearly $30, which, from our perspective, represents a valuation that more accurately approximates fair value.

Another significant addition to the Fund - now the largest position - is Liberty Media. This conglomerate owns a number of publicly traded companies, as well as interests in such powerful cable channels as Discovery, Stars/Encore and QVC. We believe the company is selling at a significant discount to its intrinsic value and have been aggressively purchasing shares.

Meanwhile, we reduced or eliminated our position in two media companies that we purchased following the September 11 tragedy. Both Viacom and Clear Channel Communications suffered substantial declines in market value due to fears about the events' impact on advertising. In our opinion, the decline was far in excess of the intrinsic value of both companies, and we therefore chose to purchase both companies. Since that time, however, the market value has rebounded, prompting us to pursue better opportunities elsewhere, including Liberty Media.

Three companies that performed rather poorly in the period were El Paso, Earthlink and E*TRADE. El Paso has suffered from increased scrutiny of merchant trading as a result of Enron's problems. Despite weak performance, we believe El Paso's asset-based strategy is sound and have chosen to maintain our position. Earthlink has come under severe pressure due to an inability to increase its dial-up subscriber base coincident with failed efforts to drive up broadband customers. Because the transition to high-speed will take much longer than anticipated, we chose to trim the position. Although E*TRADE has suffered from a very difficult trading environment, we think the company has put together a valuable franchise. In fact, we believe the current market value can be explained by the value of E*TRADE Bank alone, which suggests no value for the brokerage business. We have therefore chosen to maintain the position, despite the market pressure.

The Fund had some very strong performers as well. After aggressively buying more shares of Station Casinos, after its stock came under severe pressure last fall, the market value has since appreciated over 100%. Fears about the company's debt level and reduced visitor traffic in Las Vegas proved to be exaggerated and we took advantage of what we viewed as indiscriminant selling. While the company's valuation is close to fair value, we are maintaining our position because we are convinced that the company has an irreplaceable asset in the Las Vegas locals' market.

Another stock that supported our performance was Moody's. Moody's has an excellent business model that generates very strong and stable cash flow. It, too, is no longer dramatically undervalued. However, Moody's maintains an oligopoly position in the fixed-income ratings business with Standard & Poor's, and we look for growth in global financial markets to continue driving free cash flow and value creation.

On the international side, SK Corp. was a strong performer. We own the position because we believe that the company is dramatically undervalued given its ownership position in SK Telecom that exceeds its market value. The company is expected to sell a portion of that position, which we think will unlock the value of the remaining position.

The market has provided some excellent buying opportunities in the past six months and we have been very aggressive in capitalizing on them. While volatile markets unfortunately guarantee periods of underperformance, they also provide the unique opportunity to exploit short-term thinking.

Thank you for your continued investment in Janus Special Situations Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                Janus Special Situations Fund  April 30, 2002  1
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Portfolio Profile
(% of Net Assets)                            April 30, 2002     October 31, 2001
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Equities                                              98.6%               100.4%
  Foreign                                             12.2%                 9.5%
Top 10 Equities                                       46.5%                49.1%
Number of Stocks                                         38                   37
Cash, Cash Equivalents and
  Fixed-Income Securities                              1.4%               (0.4)%

Top 5 Industries
                                             April 30, 2002     October 31, 2001
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Broadcast Services and Programming                     6.4%                 4.4%
Pipelines                                              6.2%                 6.2%
Computer Services                                      6.1%                 4.9%
Diversified Operations                                 5.6%                 0.7%
Electronic Design Automation                           5.2%                 6.3%

Top 10 Equity Holdings
                                             April 30, 2002     October 31, 2001
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Liberty Media Corp. - Class A                          6.4%                   --
Ceridian Corp.                                         6.1%                 4.9%
Cadence Design Systems, Inc.                           5.2%                 6.3%
El Paso Corp.                                          5.0%                 6.2%
Apple Computer, Inc.                                   4.5%                 4.0%
Viacom, Inc. - Class B                                 4.1%                 6.7%
Toys "R" Us, Inc.                                      4.0%                 2.8%
Moody's Corp.                                          3.9%                 3.6%
Bally Total Fitness Holding Corp.                      3.7%                 3.3%
Capital One Financial Corp.                            3.6%                   --

Average Annual Total Return - for the periods ended April 30, 2002

One Year       Five Year       Since 12/31/96*
(15.02)%        11.87%             12.77%

Janus Special
Situations Fund
$18,976

S&P 500 Index
$15,661

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($18,976) as compared to the S&P 500 Index ($15,661).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanation of Charts and Tables."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 98.6%
Advertising Agencies - 1.3%
     413,000    Interpublic Group of Companies, Inc. ........     $   12,753,440

Advertising Sales - 1.1%
     260,320    Lamar Advertising Co.* ......................         11,175,538

Agricultural Operations - 1.6%
     502,425    Monsanto Co. ................................         15,474,690

Apparel Manufacturers - 0.7%
     214,350    Liz Claiborne, Inc. .........................     $    6,707,012

Automotive - Truck Parts and Equipment - 2.5%
     477,485    Lear Corp.* .................................         24,547,504

Broadcast Services and Programming - 6.4%
   5,944,270    Liberty Media Corp. - Class A* ..............         63,603,689

Building Products - Cement and Aggregate - 0.5%
     156,090    Cemex S.A. (ADR) ............................          4,948,053

Casino Hotels - 2.2%
   1,201,970    Station Casinos, Inc.* ......................         22,236,445

See Notes to Schedule of Investments.

2  Janus Special Situations Fund  April 30, 2002
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JANUS SPECIAL SITUATIONS FUND

Schedule of Investments (unaudited)

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Services - 3.5%
   1,002,321    Arbitron, Inc.* .............................     $   34,449,773

Commercial Services - Finance - 3.9%
     899,075    Moody's Corp. ...............................         39,181,689

Computer Services - 6.1%
   2,740,620    Ceridian Corp.* .............................         61,061,014

Computers - 4.5%
   1,835,620    Apple Computer, Inc.* .......................         44,550,497

Diversified Operations - 5.6%
     633,000    Honeywell International, Inc. ...............         23,218,440
   1,762,735    Tyco International, Ltd. ....................         32,522,461

                                                                      55,740,901

Electronic Components - Semiconductors - 2.5%
   2,219,500    Advanced Micro Devices, Inc.* ...............         24,814,010

Electronic Design Automation - 5.2%
   2,510,610    Cadence Design Systems, Inc.* ...............         51,417,293

Enterprise Software and Services - 1.6%
     852,665    Computer Associates International, Inc. .....         15,859,569

Finance - Credit Card - 3.6%
     600,670    Capital One Financial Corp. .................         35,974,126

Identification Systems and Devices - 0%
         970    Brady Corp. - Class A .......................             35,405

Internet Brokers - 2.3%
   3,054,556    E*TRADE Group, Inc.* ........................         23,031,352

Medical Information Systems - 2.6%
   1,254,635    IMS Health, Inc. ............................         25,858,027

Multimedia - 4.1%
     855,240    Viacom, Inc. - Class B* .....................         40,281,804

Oil Companies - Exploration and Production - 1.5%
   1,953,075    Magnum Hunter Resources, Inc.*,# ............         14,433,224

Oil Refining and Marketing - 3.5%
   2,322,930    SK Corp.** ..................................         34,645,144

Petrochemicals - 3.0%
   5,208,741    Reliance Industries, Ltd. ...................         29,663,104

Pipelines - 6.2%
   1,249,590    El Paso Corp. ...............................         49,983,600
     328,058    Kinder Morgan Management LLC* ...............         11,596,850

                                                                      61,580,450

Publishing - Periodicals - 1.2%
     916,900    Playboy Enterprises, Inc. - Class B* ........         12,038,897

Radio - 2.1%
     592,735    Westwood One, Inc.* .........................         21,338,460

Recreational Centers - 3.7%
   1,691,905    Bally Total Fitness Holding Corp.*,# ........         36,968,124

Retail - Drug Store - 1.7%
     500,000    CVS Corp. ...................................         16,740,000

Retail - Toy Store - 4.0%
   2,298,945    Toys "R" Us, Inc.* ..........................         39,702,780

Retail - Video Rental - 3.2%
   1,114,570    Blockbuster, Inc. - Class A .................     $   31,876,702

Television - 2.0%
   1,009,350    SBS Broadcasting S.A.* ......................         19,793,354

Tobacco - 0.9%
     439,155    Vector Group, Ltd. ..........................          9,288,128

Toys - 3.1%
   1,510,000    Mattel, Inc. ................................         31,166,400

Web Portals/Internet Service Providers - 0.7%
     950,280    EarthLink, Inc.* ............................          6,918,038
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Total Common Stock (cost $945,827,390) ......................        979,854,636
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Corporate Bonds - 0%
Retail - Discount - 0%
$  6,700,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi)
                  (cost $3,139,242) .........................             67,000
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Warrants - 0%
Oil Companies - Exploration and Production - 0%
     390,615    Magnum Hunter Resources, Inc.
                  - expires 3/21/05* (cost $0) ..............            363,272
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Time Deposit - 0.6%
                Societe Generale, New York
$  6,300,000      1.8125%, 5/1/02 (cost $6,300,000) .........          6,300,000
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Total Investments (total cost $955,266,632) - 99.2% .........        986,584,908
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Cash, Receivables and Other Assets, net of Liabilities - 0.8%          7,736,908
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Net Assets - 100% ...........................................     $  994,321,816
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See Notes to Schedule of Investments.

                                Janus Special Situations Fund  April 30, 2002  3

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JANUS SPECIAL SITUATIONS FUND

Summary of Investments by Country, April 30, 2002

Country                        % of Investment Securities          Market Value
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Bermuda                                              3.3%         $   32,522,461
India                                                3.0%             29,663,104
Luxembourg                                           2.0%             19,793,354
Mexico                                               0.5%              4,948,053
South Korea                                          3.5%             34,645,144
United States++                                     87.7%            865,012,792
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Total                                              100.0%         $  986,584,908

++Includes Short-Term Securities (87.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2002

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  7/16/02                     41,600,000,000     $   31,968,032    $   (685,647)
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Total                                            $   31,968,032    $   (685,647)

See Notes to Schedule of Investments.

4  Janus Special Situations Fund  April 30, 2002

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STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2002 (unaudited)
(all numbers in thousands
except net asset value per share)

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Assets:
Investments at cost                                                 $    955,267

Investments at value                                                $    986,585
  Cash                                                                     2,553
  Receivables:
    Investments sold                                                      18,672
    Fund shares sold                                                       3,324
    Dividends                                                                132
  Other assets                                                                 2
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Total Assets                                                           1,011,268
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Liabilities:
  Payables:
    Investments purchased                                                 13,680
    Fund shares repurchased                                                1,158
    Advisory fees                                                            558
    Transfer agent fees and expenses                                         314
  Accrued expenses                                                           550
  Forward currency contracts                                                 686
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Total Liabilities                                                         16,946
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Net Assets                                                          $    994,322
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           68,170

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Net Asset Value Per Share                                           $      14.59
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See Notes to Financial Statements.

                                Janus Special Situations Fund  April 30, 2002  5

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STATEMENT OF OPERATIONS

For the six months ended
April 30, 2002 (unaudited)
(all numbers in thousands)

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Investment Income:
  Interest                                                          $         45
  Dividends                                                                3,736
  Foreign tax withheld                                                     (315)
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Total Investment Income                                                    3,466
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Expenses:
  Advisory fees                                                            3,269
  Transfer agent fees and expenses                                         1,320
  Registration fees                                                           31
  Postage and mailing expenses                                               118
  Custodian fees                                                              59
  Printing expenses                                                          162
  Audit fees                                                                   9
  Trustees' fees and expenses                                                  4
  Other expenses                                                              12
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Total Expenses                                                             4,984
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Expense and Fee Offsets                                                    (171)
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Net Expenses                                                               4,813
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Net Investment Income/(Loss)                                             (1,347)
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Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (14,150)
  Net realized gain/(loss) from foreign
    currency transactions                                                   (41)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     115,436
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Net Realized and Unrealized Gain/(Loss) on Investments                   101,245
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Net Increase/(Decrease) in Net Assets Resulting from Operations     $     99,898
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See Notes to Financial Statements.

6  Janus Special Situations Fund  April 30, 2002

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STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2002 (unaudited)
and for the fiscal year ended October 31
(all numbers in thousands)                                               2002           2001
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (1,347)    $   (1,987)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (14,191)      (253,972)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  115,436      (300,787)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        99,898      (556,746)
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (706)             --
  Net realized gain from investment transactions*                          --      (101,051)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (706)      (101,051)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         161,812        329,281
  Reinvested dividends and distributions                                  687         98,300
  Shares repurchased                                                (206,289)      (531,178)
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Net Increase/(Decrease) from Capital Share Transactions              (43,790)      (103,597)
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Net Increase/(Decrease) in Net Assets                                  55,402      (761,394)
Net Assets:
  Beginning of period                                                 938,920      1,700,314
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  End of period                                                   $   994,322    $   938,920
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Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 1,241,202    $ 1,284,992
  Accumulated net investment income/(loss)*                           (2,291)          (238)
  Accumulated net realized gain/(loss) from investments*            (275,222)      (261,031)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      30,633       (84,803)
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                                                                  $   994,322    $   938,920
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Transactions in Fund Shares:
  Shares sold                                                          10,874         18,775
  Reinvested distributions                                                 48          5,557
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Total                                                                  10,922         24,332
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  Shares repurchased                                                 (14,073)       (31,719)
Net Increase/(Decrease) in Fund Shares                                (3,151)        (7,387)
Shares Outstanding, Beginning of Period                                71,321         78,708
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Shares Outstanding, End of Period                                      68,170         71,321
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Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                         $   437,393    $ 1,478,623
  Proceeds from sales of securities                                   501,966      1,679,974
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                Janus Special Situations Fund  April 30, 2002  7

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FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2002 (unaudited)
and through each fiscal year or
period ended October 31                                2002          2001          2000          1999          1998        1997(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     13.16   $     21.60   $     22.75   $     14.57   $     14.08   $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment loss                                    (.02)            --            --            --            --            --
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.46        (7.12)          2.16          8.22          1.15          4.08
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.44        (7.12)          2.16          8.22          1.15          4.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.01)            --            --            --            --            --
  Distributions (from capital gains)*                       --        (1.32)        (3.31)         (.04)         (.66)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.01)        (1.32)        (3.31)         (.04)         (.66)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     14.59   $     13.16   $     21.60   $     22.75   $     14.57   $     14.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          10.78%      (34.49)%         9.33%        56.54%         8.49%        40.80%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   994,322   $   938,920   $ 1,700,314   $ 1,196,978   $   786,317   $   333,777
Average Net Assets for the Period
  (in thousands)                                   $ 1,014,014   $ 1,323,720   $ 1,684,178   $ 1,000,549   $   716,123   $   168,215
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.99%         0.98%         0.96%         1.00%         1.08%         1.20%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.96%         0.94%         0.94%         0.98%         1.05%         1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                      (0.27)%       (0.15)%       (0.58)%       (0.76)%       (0.49)%       (0.08)%
Portfolio Turnover Rate***                                 89%          113%           58%          104%          117%          146%

(1)  See "Explanation of Charts and Tables."
(2) Fiscal period from December 31, 1996 (inception) to October 31, 1997. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Special Situations Fund  April 30, 2002

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NOTES TO SCHEDULE OF INVESTMENTS

 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
(pi) Security is a defaulted security with interest in the amount of $238,222, that was written-off August 21, 2001.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2002:

                                              Purchases                      Sales            Realized      Dividend    Market Value
                                         Shares        Cost         Shares         Cost      Gain/(Loss)     Income      at 4/30/02
------------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.             --            --            --            --            --          --     $36,968,124
Magnum Hunter Resources, Inc.(1)         450,000   $ 3,582,377            --            --            --          --      14,433,224
------------------------------------------------------------------------------------------------------------------------------------
                                                   $ 3,582,377                          --            --          --     $51,401,348
------------------------------------------------------------------------------------------------------------------------------------

(1)  Magnum Hunter Resources, Inc. issued 1-per-5 warrants 3/22/02.

                                Janus Special Situations Fund  April 30, 2002  9

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NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Special Situations Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is nondiversified.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.


FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

10  Janus Special Situations Fund  April 30, 2002

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Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatlity than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                               Janus Special Situations Fund  April 30, 2002  11

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER
     TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Services LLC, a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), receives an annual fee of 0.16% of the Fund's average net assets, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2002, are noted below.

     DST Securities, Inc.               Fund
         Commissions                  Expense
            Paid*                    Reduction*                  DST Fees
================================================================================
          $ 12,318                   $  9,240                    $183,975
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Special Situations Fund  April 30, 2002

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--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2001, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2002, are also noted below:

 Accumulated      Federal Tax       Unrealized       Unrealized          Net
Capital Losses       Cost          Appreciation    (Depreciation)   Appreciation
--------------------------------------------------------------------------------
$(248,059,274)    $976,427,844     $154,265,498    $(144,108,434)    $10,157,064
--------------------------------------------------------------------------------

                               Janus Special Situations Fund  April 30, 2002  13

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EXPLANATION OF CHARTS AND TABLES (unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Special Situations Fund  April 30, 2002

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--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                               Janus Special Situations Fund  April 30, 2002  15

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--------------------------------------------------------------------------------

SHAREHOLDER MEETING

Each of the prosposals described below were considered at a special meeting of the Fund's Shareholders. The meeting was held on January 31, 2002. Tabulations of the votes received on each of the proposals presented at the meeting appear below. Each vote reported represents a value held on the record date for the meeting.

PROPOSAL 1
To elect a board of Trustees of the Trust.

                                     Number of Shares              Percentage of Outstanding Shares    Percentage of Shares Voted
Trustees                Affirmative      Withheld         Total     Affirmative  Withheld    Total   Affirmative  Withheld    Total
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey      13,231,258,082   734,360,127   13,965,618,209    55.39%      3.07%     58.46%     94.74%      5.26%    100.00%
Dennis B. Mullen      13,643,194,130   322,424,079   13,965,618,209    57.11%      1.35%     58.46%     97.69%      2.31%    100.00%
James T. Rothe        13,644,665,214   320,952,995   13,965,618,209    57.12%      1.34%     58.46%     97.70%      2.30%    100.00%
William D. Stewart    13,646,777,141   318,841,068   13,965,618,209    57.13%      1.33%     58.46%     97.72%      2.28%    100.00%
Martin H. Waldinger   13,641,999,929   323,618,280   13,965,618,209    57.11%      1.35%     58.46%     97.68%      2.32%    100.00%
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2
To consider and approve a new investment advisory agreement between Janus Investment Fund, on behalf of the Fund, and Janus Capital Corporation.

                                                                        Number of Shares
                                         Record
Fund                                  Total Shares      Affirmative          Against          Abstain
-------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          71,813,821       34,024,319          1,879,411         1,392,916
-------------------------------------------------------------------------------------------------------

                                    Percentage of Outstanding Shares      Percentage of Shares Voted

Fund                                Affirmative   Against    Abstain   Affirmative   Against    Abstain
-------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          47.38%      2.62%      1.94%       91.23%      5.04%      3.73%
-------------------------------------------------------------------------------------------------------

PROPOSAL 3
To authorize the trustees to adopt an Amended and Restated Agreement and Declaration of Trust.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Investment Fund              23,887,649,912   12,373,917,860        894,447,064      243,937,574      453,315,711
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Investment Fund                      51.80%      3.74%      1.02%      1.90%     88.60%        6.40%      1.75%      3.25%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4A
To approve rescission of the fundamental restriction concerning the diversification of the Fund's investments.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          71,813,821       26,203,112          2,399,597        1,390,454        7,303,483
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund              36.49%      3.34%      1.94%     10.17%     70.26%        6.43%      3.73%     19.58%
---------------------------------------------------------------------------------------------------------------------------------

16 and 17  Janus Special Situations Fund  April 30, 2002

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SHAREHOLDER MEETING (continued)

PROPOSAL 4B
To approve revisions to the fundamental restriction concerning the Fund's investments in commodities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          71,813,821       25,627,757          2,910,740        1,454,666        7,303,483
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund              35.69%      4.05%      2.03%     10.17%     68.71%        7.81%      3.90%     19.58%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4C
To approve revisions to the fundamental restriction concerning the lending of the Fund's portfolio securities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          71,813,821       25,535,623          2,961,636        1,495,904        7,303,483
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund              35.56%      4.13%      2.08%     10.17%     68.47%        7.94%      4.01%     19.58%
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 4D
To approve revisions to the fundamental restriction concerning borrowing money and issuing senior securities.

                                                                                 Number of Shares
                                         Record                                                                Broker
Fund                                  Total Shares      Affirmative          Against          Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          71,813,821       25,745,080          2,742,602        1,505,481        7,303,483
-----------------------------------------------------------------------------------------------------------------------

                                             Percentage of Outstanding Shares                 Percentage of Shares Voted
                                                                            Broker                                       Broker
Fund                                    Affirmative   Against    Abstain   Non-Vote  Affirmative    Against    Abstain  Non-Votes
---------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund              35.85%      3.82%      2.10%     10.17%     69.03%        7.35%      4.04%     19.58%
---------------------------------------------------------------------------------------------------------------------------------

18 and 19  Janus Special Situations Fund  April 30, 2002

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NOTES

20  Janus Special Situations Fund  April 30, 2002

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NOTES

                               Janus Special Situations Fund  April 30, 2002  21

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                       [LOGO] JANUS

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/02)

                                                                      SS58-06/02

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